CNA Financial Corporation
Supplemental Financial Information

March 31, 2015

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheets Data and Statements of Cash Flows Data...............................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves.................................................................................................................................................................	16
Statutory Data - Combined Continental Casualty Companies...........................................................................................................................................	17
Definitions and Presentation..............................................................................................................................................................................................	18

Statements of Operations

Three months ended March 31
(In millions)	2015	2014	Change
Revenues:
Net earned premiums	$1,687	$1,806	(7)%
Net investment income	558	526	6
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(12)	(2)
Portion of OTTI recognized in Other comprehensive income (loss)	—	—
Net OTTI losses recognized in earnings	(12)	(2)
Other net realized investment gains (losses)	22	48
Net realized investment gains (losses)	10	46
Other revenues	97	85
Total revenues	2,352	2,463	(5)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,339	1,446
Amortization of deferred acquisition costs	303	329
Other operating expenses	358	346
Interest	39	44
Total claims, benefits and expenses	2,039	2,165	6
Income (loss) before income tax	313	298
Income tax (expense) benefit	(80)	(78)
Income (loss) from continuing operations	233	220	6
Loss from discontinued operations, net of tax	—	(207)
Net income (loss)	$233	$13	N/M	%

Components of Income (Loss), Per Share Data and Return on Equity

Three months ended March 31
(In millions, except per share data)	2015	2014
Components of Income (Loss)
Net operating income (loss)	$225	$190
Net realized investment gains (losses), after tax	8	30
Income (loss) from continuing operations	233	220
Loss from discontinued operations, net of tax	—	(207)
Net income (loss)	$233	$13

Diluted Earnings (Loss) Per Common Share
Net operating income (loss)	$0.83	$0.70
Net realized investment gains (losses), after tax	0.03	0.11
Income (loss) from continuing operations	0.86	0.81
Loss from discontinued operations, net of tax	—	(0.76)
Diluted earnings (loss) per share	$0.86	$0.05

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	270.1	269.8
Diluted	270.7	270.5

Return on Equity
Net income (loss) (1)	7.4%	0.4%
Net operating income (loss) (2)	7.4	6.3
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheets Data and Statements of Cash Flows Data(1)

(In millions, except per share data)	March 31, 2015	December 31, 2014
Total investments	$45,932	$46,262
Total assets	55,465	55,566
Insurance reserves	36,705	36,380
Debt	2,560	2,559
Total liabilities	43,028	42,772
Accumulated other comprehensive income (loss) (2)	421	400
Total stockholders' equity	12,437	12,794

Book value per common share	$46.02	$47.39
Book value per common share excluding AOCI	$44.47	$45.91

Outstanding shares of common stock (in millions of shares)	270.2	270.0

Three months ended March 31	2015	2014
Net cash flows provided (used) by operating activities	$94	$168
Net cash flows provided (used) by investing activities	526	(354)
Net cash flows provided (used) by financing activities	(603)	210
Net cash flows provided (used) by operating, investing and financing activities	$17	$24
(1) On August 1, 2014, CNA completed the sale of the common stock of Continental Assurance Company (CAC), CNA's former life insurance subsidiary. CNA elected to include CAC cash flow data in the comparative period.
(2) At March 31, 2015 and December 31, 2014, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,370 million and $1,288 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).

Property & Casualty - Results of Operations

Three months ended March 31
(In millions)	2015	2014	Change
Gross written premiums	$2,536	$2,494	2%
Net written premiums	1,669	1,767	(6)

Net earned premiums	1,549	1,668	(7)
Net investment income	373	350
Other revenues	87	78
Total operating revenues	2,009	2,096	(4)
Insurance claims and policyholders' benefits	1,003	1,143
Amortization of deferred acquisition costs	296	321
Other insurance related expenses	233	231
Other expenses	80	76
Total claims, benefits and expenses	1,612	1,771	9
Operating income (loss) before income tax	397	325
Income tax (expense) benefit on operating income (loss)	(133)	(106)
Net operating income (loss)	$264	$219	21%

Other Performance Metrics
Underwriting gain (loss)	$17	$(27)	163%

Loss & LAE	64.5%	68.3%	3.8	pts
Acquisition expense	19.4	19.4	—
Underwriting expense	14.7	13.7	(1.0)
Expense	34.1	33.1	(1.0)
Dividend	0.3	0.2	(0.1)
Combined ratio	98.9%	101.6%	2.7
Combined ratio excluding catastrophes and development	96.7%	97.2%	0.5	pts

Pretax net accident year catastrophe losses incurred	$29	$74
Effect on loss & LAE ratio	1.9%	4.5%	2.6	pts

Pretax net prior year development and other: (favorable) / unfavorable	$8	$(13)
Effect on loss & LAE ratio	0.3%	(0.1)%	(0.4)	pts

Rate	2%	4%	(2)	pts
Retention	79%	79%	—	pts
New Business	$249	$269	(7)%

Specialty - Results of Operations

Three months ended March 31
(In millions)	2015	2014	Change
Gross written premiums	$1,489	$1,363	9%
Net written premiums	698	713	(2)

Net earned premiums	680	692	(2)
Net investment income	155	144
Other revenues	78	68
Total operating revenues	913	904	1
Insurance claims and policyholders' benefits	430	443
Amortization of deferred acquisition costs	144	143
Other insurance related expenses	69	65
Other expenses	67	61
Total claims, benefits and expenses	710	712	—
Operating income (loss) before income tax	203	192
Income tax (expense) benefit on operating income (loss)	(68)	(63)
Net operating income (loss)	$135	$129	5%

Other Performance Metrics
Underwriting gain (loss)	$37	$41	(10)%

Loss & LAE	63.1%	63.9%	0.8	pts
Acquisition expense	19.9	19.7	(0.2)
Underwriting expense	11.4	10.3	(1.1)
Expense	31.3	30.0	(1.3)
Dividend	0.2	0.2	—
Combined ratio	94.6%	94.1%	(0.5)
Combined ratio excluding catastrophes and development	93.7%	93.5%	(0.2)	pts

Pretax net accident year catastrophe losses incurred	$7	$11
Effect on loss & LAE ratio	1.1%	1.6%	0.5	pts

Pretax net prior year development and other: (favorable) / unfavorable	$(4)	$(9)
Effect on loss & LAE ratio	(0.2)%	(1.0)%	(0.8)	pts

Rate	2%	4%	(2)	pts
Retention	84%	86%	(2)	pts
New Business	$76	$81	(6)%

Commercial - Results of Operations

Three months ended March 31
(In millions)	2015	2014	Change
Gross written premiums	$786	$826	(5)%
Net written premiums	759	807	(6)

Net earned premiums	678	735	(8)
Net investment income	204	191
Other revenues	9	10
Total operating revenues	891	936	(5)
Insurance claims and policyholders' benefits	457	570
Amortization of deferred acquisition costs	117	123
Other insurance related expenses	127	126
Other expenses	8	8
Total claims, benefits and expenses	709	827	14
Operating income (loss) before income tax	182	109
Income tax (expense) benefit on operating income (loss)	(62)	(35)
Net operating income (loss)	$120	$74	62%

Other Performance Metrics
Underwriting gain (loss)	$(23)	$(84)	73%

Loss & LAE	66.9%	77.1%	10.2	pts
Acquisition expense	18.2	17.7	(0.5)
Underwriting expense	17.8	16.2	(1.6)
Expense	36.0	33.9	(2.1)
Dividend	0.4	0.3	(0.1)
Combined ratio	103.3%	111.3%	8.0
Combined ratio excluding catastrophes and development	100.5%	101.4%	0.9	pts

Pretax net accident year catastrophe losses incurred	$19	$60
Effect on loss & LAE ratio	2.8%	8.4%	5.6	pts

Pretax net prior year development and other: (favorable) / unfavorable	$—	$6
Effect on loss & LAE ratio	—%	1.5%	1.5	pts

Rate	3%	6%	(3)	pts
Retention	76%	74%	2	pts
New Business	$138	$147	(6)%

International - Results of Operations

Three months ended March 31
(In millions)	2015	2014	Change
Gross written premiums	$261	$305	(14)%
Net written premiums	212	247	(14)

Net earned premiums	191	241	(21)
Net investment income	14	15
Other revenues	—	—
Total operating revenues	205	256	(20)
Insurance claims and policyholders' benefits	116	130
Amortization of deferred acquisition costs	35	55
Other insurance related expenses	37	40
Other expenses	5	7
Total claims, benefits and expenses	193	232	17
Operating income (loss) before income tax	12	24
Income tax (expense) benefit on operating income (loss)	(3)	(8)
Net operating income (loss)	$9	$16	(44)%

Other Performance Metrics
Underwriting gain (loss)	$3	$16	(81)%

Loss & LAE	60.7%	54.2%	(6.5)	pts
Acquisition expense	21.6	23.8	2.2
Underwriting expense	16.0	15.5	(0.5)
Expense	37.6	39.3	1.7
Dividend	—	—	—
Combined ratio	98.3%	93.5%	(4.8)
Combined ratio excluding catastrophes and development	94.3%	95.1%	0.8	pts

Pretax net accident year catastrophe losses incurred	$3	$3
Effect on loss & LAE ratio	1.3%	1.2%	(0.1)	pts

Pretax net prior year development and other: (favorable) / unfavorable	$12	$(10)
Effect on loss & LAE ratio	2.7%	(2.8)%	(5.5)	pts

Rate	(1)%	—%	(1)	pts
Retention	76%	82%	(6)	pts
New Business	$35	$41	(15)%

Life & Group Non-Core - Results of Operations

Three months ended March 31
(In millions)	2015	2014	Change
Net earned premiums	$138	$139	(1)%
Net investment income	179	171
Other revenues	9	5
Total operating revenues	326	315	3
Insurance claims and policyholders' benefits	340	306
Amortization of deferred acquisition costs	7	8
Other insurance related expenses	35	32
Other expenses	4	1
Total claims, benefits and expenses	386	347	(11)
Operating income (loss) before income tax	(60)	(32)
Income tax (expense) benefit on operating income (loss)	43	30
Net operating income (loss)	$(17)	$(2)	N/M	%

Corporate & Other Non-Core - Results of Operations

Three months ended March 31
(In millions)	2015	2014	Change
Net earned premiums	$—	$(1)
Net investment income	6	5
Other revenues	1	2
Total operating revenues	7	6	17%
Insurance claims and policyholders' benefits	(4)	(3)
Amortization of deferred acquisition costs	—	—
Other insurance related expenses	—	(1)
Other expenses	45	51
Total claims, benefits and expenses	41	47	13
Operating income (loss) before income tax	(34)	(41)
Income tax (expense) benefit on operating income (loss)	12	14
Net operating income (loss)	$(22)	$(27)	19%

Investment Summary - Consolidated

	March 31, 2015		December 31, 2014
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$18,552	$1,824	$18,889	$1,660
States, municipalities and political subdivisions:
Tax-exempt	9,822	1,029	9,802	988
Taxable	3,141	498	2,938	467
Total states, municipalities and political subdivisions	12,963	1,527	12,740	1,455
Asset-backed:
RMBS	5,226	228	5,233	205
CMBS	2,260	109	2,144	88
Other ABS	1,123	14	1,235	1
Total asset-backed	8,609	351	8,612	294
U.S. Treasury and obligations of government-sponsored enterprises	30	6	31	5
Foreign government	409	19	454	16
Redeemable preferred stock	42	3	42	3
Total fixed maturity securities	40,605	3,730	40,768	3,433
Equities	225	12	222	12
Limited partnership investments	2,967	—	2,937	—
Other invested assets	43	—	41	—
Mortgage loans	586	—	588	—
Short term investments	1,506	—	1,706	(1)
Total investments	$45,932	$3,742	$46,262	$3,444

Net receivable/(payable) on investment activity	$(57)		$(58)

Effective portfolio duration (in years)	6.3		6.3
Weighted average rating of fixed maturity securities	A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	March 31, 2015		December 31, 2014
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,020	$656	$13,444	$542
States, municipalities and political subdivisions:
Tax-exempt	2,499	130	2,561	127
Taxable	1,636	184	1,454	169
Total states, municipalities and political subdivisions	4,135	314	4,015	296
Asset-backed:
RMBS	5,093	218	5,101	196
CMBS	2,095	97	1,985	78
Other ABS	1,029	14	1,144	2
Total asset-backed	8,217	329	8,230	276
U.S. Treasury and obligations of government-sponsored enterprises	5	—	7	(1)
Foreign government	404	17	449	15
Redeemable preferred stock	13	1	13	2
Total fixed maturity securities	25,794	1,317	26,158	1,130
Equities	88	7	87	9
Limited partnership investments	2,967	—	2,937	—
Other invested assets	43	—	41	—
Mortgage loans	529	—	531	—
Short term investments	1,385	—	1,586	(1)
Total investments	$30,806	$1,324	$31,340	$1,138

Net receivable/(payable) on investment activity	$(53)		$4

Effective portfolio duration (in years)	4.1		4.0
Weighted average rating of fixed maturity securities	A		A

Investment Summary - Life & Group Non-Core

	March 31, 2015		December 31, 2014
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$5,532	$1,168	$5,445	$1,118
States, municipalities and political subdivisions:
Tax-exempt	7,323	899	7,241	861
Taxable	1,505	314	1,484	298
Total states, municipalities and political subdivisions	8,828	1,213	8,725	1,159
Asset-backed:
RMBS	133	10	132	9
CMBS	165	12	159	10
Other ABS	94	—	91	(1)
Total asset-backed	392	22	382	18
U.S. Treasury and obligations of government-sponsored enterprises	25	6	24	6
Foreign government	5	2	5	1
Redeemable preferred stock	29	2	29	1
Total fixed maturity securities	14,811	2,413	14,610	2,303
Equities	137	5	135	3
Limited partnership investments	—	—	—	—
Other invested assets	—	—	—	—
Mortgage loans	57	—	57	—
Short term investments	121	—	120	—
Total investments	$15,126	$2,418	$14,922	$2,306

Net receivable/(payable) on investment activity	$(4)		$(62)

Effective portfolio duration (in years)	10.3		10.5
Weighted average rating of fixed maturity securities	A+		A+

Investments - Fixed Maturity Securities by Credit Rating

March 31, 2015	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$190	$9	$1,038	$93	$5,309	$692	$10,319	$965	$1,696	$65	$18,552	$1,824
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,100	121	5,303	588	3,201	311	117	6	101	3	9,822	1,029
Taxable	—	—	401	53	2,294	354	446	91	—	—	—	—	3,141	498
Total states, municipalities and political subdivisions	—	—	1,501	174	7,597	942	3,647	402	117	6	101	3	12,963	1,527
Asset-backed:
RMBS	3,724	163	143	3	72	—	197	—	98	2	992	60	5,226	228
CMBS	75	2	562	20	492	31	399	22	540	21	192	13	2,260	109
Other ABS	—	—	258	5	96	1	584	6	185	2	—	—	1,123	14
Total asset-backed	3,799	165	963	28	660	32	1,180	28	823	25	1,184	73	8,609	351
U.S. Treasury and obligations of government-sponsored enterprises	30	6	—	—	—	—	—	—	—	—	—	—	30	6
Foreign government	—	—	108	5	154	6	147	8	—	—	—	—	409	19
Redeemable preferred stock	—	—	—	—	—	—	—	—	18	2	24	1	42	3
Total fixed maturity securities	$3,829	$171	$2,762	$216	$9,449	$1,073	$10,283	$1,130	$11,277	$998	$3,005	$142	$40,605	$3,730

Percentage of total fixed maturity securities	9%		7%		23%		26%		28%		7%		100%
The ratings presented are based on a ratings methodology that takes into account ratings from Standard & Poor's and Moody's Investors Services, Inc. in that order of preference. If a security is not rated by these rating agencies, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

Components of Net Investment Income

Three months ended March 31	Consolidated
(In millions)	2015	2014
Taxable fixed maturities	$342	$352
Tax-exempt fixed maturities	101	100
Total fixed maturity securities	443	452
Limited partnership investments	114	73
Other, net of investment expense	1	1
Pretax net investment income	$558	$526

After-tax fixed maturity securities	$318	$324
After-tax net investment income	$394	$371

Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.8%	4.9%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.4%	3.5%

	Property & Casualty and Corporate & Other Non-Core
Three months ended March 31
(In millions)	2015	2014
Taxable fixed maturities	$242	$247
Tax-exempt fixed maturities	22	33
Total fixed maturity securities	264	280
Limited partnership investments	114	73
Other, net of investment expense	1	2
Pretax net investment income	$379	$355

After-tax fixed maturity securities	$179	$192
After-tax net investment income	$255	$241

Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.3%	4.4%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	2.9%	3.0%

Three months ended March 31	Life & Group Non-Core
(In millions)	2015	2014
Taxable fixed maturities	$100	$105
Tax-exempt fixed maturities	79	67
Total fixed maturity securities	179	172
Limited partnership investments	—	—
Other, net of investment expense	—	(1)
Pretax net investment income	$179	$171

After-tax fixed maturity securities	$139	$132
After-tax net investment income	$139	$130

Effective income yield for the fixed maturity securities portfolio, pretax (1)	5.8%	6.0%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	4.5%	4.6%

(1) Annualized yields based on the average amortized cost of the fixed maturity securities portfolio.

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended March 31, 2015 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,229	$9,514	$1,441	$17,184	$3,183	$2,904	$23,271
Ceded	574	661	180	1,415	340	2,589	4,344
Net	5,655	8,853	1,261	15,769	2,843	315	18,927

Net incurred claim & claim adjustment expenses	429	454	116	999	236	1	1,236
Net claim & claim adjustment expense payments	(400)	(516)	(84)	(1,000)	(180)	(5)	(1,185)
Foreign currency translation adjustment and other	—	—	(88)	(88)	4	(2)	(86)

Claim & claim adjustment expense reserves, end of period
Net	5,684	8,791	1,205	15,680	2,903	309	18,892
Ceded	668	650	172	1,490	334	2,532	4,356
Gross	$6,352	$9,441	$1,377	$17,170	$3,237	$2,841	$23,248

Life & Group Non-Core Policyholder Reserves

March 31, 2015
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,132	$7,886	$10,018
Structured settlement annuities	598	—	598
Other	24	—	24
Total	2,754	7,886	10,640
Shadow adjustments (1)	149	1,652	1,801
Ceded reserves	334	209	543
Total gross reserves	$3,237	$9,747	$12,984

December 31, 2014
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,064	$7,782	$9,846
Structured settlement annuities	606	—	606
Other	28	1	29
Total	2,698	7,783	10,481
Shadow adjustments (1)	145	1,522	1,667
Ceded reserves	340	185	525
Total gross reserves	$3,183	$9,490	$12,673
(1) To the extent that unrealized gains on fixed income securities supporting long term care products would result in a premium deficiency if those gains were realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments). The Shadow adjustments presented above do not include $307 million and $314 million related to Deferred acquisition costs at March 31, 2015 and December 31, 2014.

Statutory Data - Combined Continental Casualty Companies

Three months ended March 31
Income Statements	(Preliminary)		Change
(In millions)	2015	2014
Gross written premiums	$2,357	$2,290	3%
Net written premiums	1,623	1,621	—

Net earned premiums	1,313	1,374	(4)
Claim and claim adjustment expenses	1,118	1,219
Acquisition expenses	276	278
Underwriting expenses	219	203
Policyholders' dividends	2	—
Underwriting income (loss)	(302)	(326)	7
Net investment income	462	598
Other income (loss)	11	(3)
Income tax (expense) benefit	(3)	(2)
Net realized gains (losses)	(1)	46
Net income (loss)	$167	$313	(47)%

Financial Ratios
Loss and LAE	85.2%	88.8%
Acquisition expense	17.0	17.1
Underwriting expense	13.5	12.5
Expense	30.5	29.6
Dividend	0.1	—
Combined ratio	115.8%	118.4%

SUPPLEMENTAL STATUTORY DATA	(Preliminary)
(In billions)	March 31, 2015	December 31, 2014
Statutory surplus	$10.7	$11.2

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group Non-Core segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

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Management uses the net operating income (loss) financial measure to monitor the Company’s operations. Please refer to Note P to the Condensed Consolidated Financial Statements within the December 31, 2014 Form 10-K for further discussion of this measure.

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Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

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In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 17 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

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The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in marketable securities in the public fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful